Exhibit 1(s)

                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                 ARTICLES OF AMENDMENT TO ARTICLES SUPPLEMENTARY

      Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Articles Supplementary of the Corporation classifying the capital stock of the Corporation are hereby amended by renaming the applicable issued and unissued shares of capital stock of the Corporation as set forth below:

Current Name of Fund/Class                                                        New Name of Fund/Class
--------------------------                                                        ----------------------
Merrill Lynch American Balanced Fund                                    Merrill Lynch American Balanced V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch American Balanced Fund                                    Merrill Lynch American Balanced V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Basic Value Focus Fund                                    Merrill Lynch Basic Value V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Basic Value Focus Fund                                    Merrill Lynch Basic Value V.I. Fund
Class B Common Stock                                                    Class B Common Stock


Merrill Lynch Core Bond Focus Fund                                      Merrill Lynch Core Bond V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Core Bond Focus Fund                                      Merrill Lynch Core Bond V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Developing Capital Markets                                Merrill Lynch Developing Capital Markets
Focus Fund Class A Common Stock                                         V.I. Fund Class A Common Stock

Merrill Lynch Developing Capital Markets                                Merrill Lynch Developing Capital Markets
Focus Fund Class B Common Stock                                         V.I. Fund Class B Common Stock

Merrill Lynch Domestic Money Market                                     Merrill Lynch Domestic Money Market
Fund Class A Common Stock                                               V.I. Fund Class A Common Stock

Merrill Lynch Domestic Money Market Fund                                Merrill Lynch Domestic Money Market
Class B Common Stock                                                    V.I. Fund Class B Common Stock

Merrill Lynch Focus Twenty Select Fund                                  Merrill Lynch Focus Twenty V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Focus Twenty Select Fund                                  Merrill Lynch Focus Twenty V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Fundamental Growth Focus Fund                             Merrill Lynch Fundamental Growth V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Fundamental Growth Focus Fund                             Merrill Lynch Fundamental Growth V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Global Allocation Focus Fund                              Merrill Lynch Global Allocation V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Current Name of Fund/Class                                                        New Name of Fund/Class
--------------------------                                                        ----------------------
Merrill Lynch Global Allocation Focus Fund                              Merrill Lynch Global Allocation V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Global Bond Focus Fund                                    Merrill Lynch Global Bond V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Global Bond Focus Fund                                    Merrill Lynch Global Bond V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Global Growth Focus Fund                                  Merrill Lynch Global Growth V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Global Growth Focus Fund                                  Merrill Lynch Global Growth V.I. Fund
Class B  Common Stock                                                   Class B Common Stock

Merrill Lynch Government Bond Fund                                      Merrill Lynch Government Bond V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Government Bond Fund                                      Merrill Lynch Government Bond V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch High Current Income Fund                                  Merrill Lynch High Current Income V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch High Current Income Fund                                  Merrill Lynch High Current Income V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Index 500 Fund Class A                                    Merrill Lynch Index 500 V.I. Fund
Common  Stock                                                           Class A Common Stock

Merrill Lynch Index 500 Fund Class B                                    Merrill Lynch Index 500 V.I. Fund
Common Stock                                                            Class B Common Stock

Merrill Lynch Large Cap Core Focus Fund                                 Merrill Lynch Large Cap Core V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Large Cap Core Focus Fund                                 Merrill Lynch Large Cap Core V.I. Fund
Class B  Common Stock                                                   Class B Common Stock

Merrill Lynch Large Cap Value Focus Fund                                Merrill Lynch Large Cap Value V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Large Cap Value Focus Fund                                Merrill Lynch Large Cap Value V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Natural Resources Focus Fund                              Merrill Lynch Natural Resources V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Natural Resources Focus Fund                              Merrill Lynch Natural Resources V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Reserve Assets Fund                                       Merrill Lynch Reserve Assets V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Reserve Assets Fund                                       Merrill Lynch Reserve Assets V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Merrill Lynch Small Cap Value Focus Fund                                Merrill Lynch Small Cap Value V.I. Fund
Class A Common Stock                                                    Class A Common Stock

Merrill Lynch Small Cap Value Focus Fund                                Merrill Lynch Small Cap Value V.I. Fund
Class B Common Stock                                                    Class B Common Stock

Current Name of Fund/Class                                                        New Name of Fund/Class
--------------------------                                                        ----------------------
Merrill Lynch Utilities and Telecommunications                          Merrill Lynch Utilities and Telecommunications
Focus Fund Class A Common Stock                                         V.I. Fund Class A Common Stock

Merrill Lynch Utilities and Telecommunications                          Merrill Lynch Utilities and Telecommunications
Focus Fund Class B Common Stock                                         V.I. Fund Class B Common Stock

      SECOND: All of the shares of the Corporation's Common Stock, as renamed, continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V of the Articles of Incorporation of the Corporation.

      THIRD: These Articles of Amendment were approved by a majority of the entire Board of Directors of the Corporation and are limited to changes expressly permitted by Section 2-605 of subtitle 6 of Title 2 of the Maryland
General Corporation Law to be made without the affirmative vote of the stockholders of the Corporation.

      FOURTH: No other change is intended or effected.

      IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on April 18, 2002.

WITNESS                                MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

___________________________            _________________________________________
Name: Stephen M. Benham                Name: Terry K. Glenn
Title: Secretary                       Title: President

      THE UNDERSIGNED, President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

                                       __________________________________
                                       Name: Terry K. Glenn
                                       Title: President

      FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, with the authority to issue capital stock as follows:

                                                                                                   Number of
                                                                                                  Authorized
Funds/Classes                                                                                       Shares
-------------                                                                                    -------------
Merrill Lynch American Balanced V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Basic Value V.I. Fund Common Stock
   Class A                                                                                         300,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Core Bond V.I. Fund Common Stock
   Class A                                                                                         600,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Developing Capital Markets V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Domestic Money Market V.I. Fund Common Stock
   Class A                                                                                       1,300,000,000
   Class B                                                                                       1,300,000,000
Merrill Lynch Focus Twenty Select V.I. Fund
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Fundamental Growth V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Global Allocation V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         200,000,000
Merrill Lynch Global Bond V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         200,000,000
Merrill Lynch Global Growth V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Government Bond V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch High Current Income V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Index 500 V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Large Cap Core V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Large Cap Value V.I. Fund
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Natural Resources V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000

                                                                                                   Number of
                                                                                                  Authorized
Funds/Classes                                                                                       Shares
-------------                                                                                    -------------
Merrill Lynch Reserve Assets V.I. Fund Common Stock
   Class A                                                                                         500,000,000
   Class B                                                                                         500,000,000
Merrill Lynch Small Cap Value V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Utilities and Telecommunications V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
                                                                                                 -------------
                                                                                      Total      8,300,000,000

      FIFTH: All shares of Class A and Class B Common Stock have a par value of $0.10 per share. The aggregate par value of all the shares of all classes of the Corporation's capital stock is currently Eight Hundred Fifty Million Dollars ($870,000,000).

      SIXTH: The Board of Directors of the Corporation, acting in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, hereby increases the number of shares of capital stock of the Corporation by 100,000,000, 50,000,000 of which shall be classified as Class A Common Stock of Merrill Lynch Core Bond V.I. Fund, and 50,000,000 of which shall be classified as Class A Common Stock of Merrill Lynch High Corrent Income V.I. Fund.

      SEVENTH: After this increase in the number of authorized shares of capital stock of the Corporation and classification of the shares, the Corporation will have the authority to issue capital stock as follows:

                                                                                                   Number of
                                                                                                  Authorized
Funds/Classes                                                                                       Shares
-------------                                                                                    -------------
Merrill Lynch American Balanced V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Basic Value V.I. Fund Common Stock
   Class A                                                                                         300,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Core Bond V.I. Fund Common Stock
   Class A                                                                                         650,000,000
   Class B                                                                                         150,000,000
Merrill Lynch Developing Capital Markets V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Domestic Money Market V.I. Fund Common Stock
   Class A                                                                                       1,300,000,000
   Class B                                                                                       1,300,000,000
Merrill Lynch Focus Twenty V.I. Select Fund
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Fundamental Growth V.I. Fund
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Global Allocation V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         200,000,000
Merrill Lynch Global Bond V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         200,000,000
Merrill Lynch Global Growth V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Government Bond V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch High Current Income V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Index 500 V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Large Cap Core V.I. Fund Common Stock
   Class A                                                                                         200,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Large Cap Value V.I. Fund
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000

                                                                                                   Number of
                                                                                                  Authorized
Funds/Classes                                                                                       Shares
-------------                                                                                    -------------
Merrill Lynch Natural Resources V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Reserve Assets V.I. Fund Common Stock
   Class A                                                                                         500,000,000
   Class B                                                                                         500,000,000
Merrill Lynch Small Cap Value V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
Merrill Lynch Utilities and Telecommunications V.I. Fund Common Stock
   Class A                                                                                         100,000,000
   Class B                                                                                         100,000,000
                                                                                                 -------------
                                                                                      Total      8,500,000,000

      EIGHTH: All of the shares of Class A and Class B Common Stock shall have a par value of $0.10 per share. After the increase in the number of authorized shares of capital stock of the Corporation, the aggregate par value of all the shares of all classes of the Corporation's capital stock will be Eight Hundred Fifth Million Dollars ($850,000,000).

      NINTH: No other changes are intended or effected.

      IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on March __, 2002.

WITNESS                                MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

__________________________________     _________________________________________
Name: Allan J. Oster                   Name: Terry K. Glenn
Title: Secretary                       Title: President

      THE UNDERSIGNED, President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

                                       _________________________________________
                                       Name: Terry K. Glenn
                                       Title: President